FILED PURSUANT TO RULE 497(e)

REGISTRATION NO. 033-41913

GABELLI EQUITY SERIES FUNDS, INC.

The Gabelli Equity Income Fund

The Gabelli Focused Growth and Income Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated January 3, 2022 to each Fund’s Statutory Prospectus and Statement of Additional Information dated January 28, 2021

This supplement amends certain information in the Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) of the Funds, each dated January 28, 2021. Unless otherwise indicated, all other information included in the Prospectus and SAI of each Fund, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement, remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the respective Prospectus or SAI, as applicable.

Closing of Class C Shares

Each Fund has determined to close its Class C shares to new investors.

Effective January 3, 2022, (the “Effective Date”) each Fund’s respective Class C shares will be “closed to purchases from new investors.” “Closed to purchases from new investors” means neither new investors nor existing shareholders may purchase any additional Class C shares after the Effective Date. These changes will have no effect on existing shareholders’ ability to redeem shares of the Funds as described in each Fund’s Prospectus.

The Funds’ existing policies regarding conversions of Class C shares, as described in each Fund’s Prospectus, will remain in place. Shareholders owning Class C shares of a Fund should consider converting their holdings to another share class if they otherwise meet the eligibility requirements described in the applicable Prospectus to convert their Class C shares of a Fund to a different share class. Shareholders who hold shares of a Fund through a broker or financial intermediary should contact their broker or financial intermediary regarding any conversion of shares.

Following the Effective Date, the exchange privilege described in each Prospectus under “Exchange of Shares” will remain in place and subject to the policies described therein. The principal effect of this will be that Class C shares of the Funds will no longer be available as an exchange option for holders of Class C shares of other funds managed by the Adviser or its affiliates.

Reinvestment of dividend and capital gain distributions will continue to be permitted for holders of the Funds’ Class C shares.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE